Exhibit 99.1
News Release
FOR IMMEDIATE RELEASE
Investor Contact: Zac Nagle, Vice President — Investor Relations, 972-443-6557
Media Contact: Lars Rosene, Vice President — Global Communications and Public Affairs, 469-420-3264
Flowserve Secures Order to Supply Pumps to China Petroleum Engineering & Construction Corporation
for Abu Dhabi Crude Oil Pipeline with an Expected Value Between $85-90 Million
Order Demonstrates Flowserve’s Ongoing Leadership and Expertise in Supplying Critical Technology to
Oil & Gas Industry
DALLAS, September 26, 2008 — Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, including the power, chemical, water, oil and gas and general industries, today announced it has won a contract with an expected value of $85-90 million, to supply a variety of specialty pumps to the China Petroleum Engineering and Construction Corporation (CPECC), which is acting as the engineering contractor for the International Petroleum Investment Company (IPIC) to build the Abu Dhabi Crude Oil Pipeline (ADCOP).
The ADCOP will run from the Habshan in Abu Dhabi to the port of Fujairah. The design capacity of the 360-kilometer (223-mile) pipeline is 1.5 million barrels of oil per day.
“We are pleased to work with CPECC to supply pumping technology for the Abu Dhabi pipeline, and are very proud that Flowserve products were selected for this important project,” said Flowserve Pump Division President Tom Ferguson. “The trust that CPECC has put in Flowserve to be the pump supplier for this major project is a clear example of how we continue to be recognized as a leading global provider of petroleum-related pumping systems and technology.”
The expected value of the supply agreement is approximately $85-90 million (USD). Flowserve plans to book over 90 percent of this order during the current quarter ending September 30 and plans to book the remainder in a later period.
“This order is representative of the continued broad strength we are seeing in our global infrastructure markets across our product lines and served industries,” said Flowserve President and CEO Lewis Kling. “Our global resources and capabilities continue to deliver the critical technology needed by our customers, allowing us to build a solid foundation for future growth,” added Kling.
ADCOP is intended to eliminate the need for oil tankers to pass through the Straits of Hormuz and allow the tankers to be loaded at the deep water port in Fujairah. The pipeline is expected to save significant transport costs for the oil.

Under this supply agreement, Flowserve will provide a broad range of pumping technology for main oil line, booster duty and tanker loading for the project.
About IPIC
Established in 1984, International Petroleum Investment Company (“IPIC”) is wholly owned by the Government of Abu Dhabi, with a mandate to invest in the hydrocarbons and related sectors outside the Emirate of Abu Dhabi
It is run by independent Board of Directors, whose Chairman is H. H. Sheikh Mansour Bin Zayed Al Nahyan, Minister of Presidential Affairs. IPIC’s investment portfolio is currently estimated to be worth more than US$14 billion, with stakes in many international companies including OMV, CEPSA and Cosmo Oil. For more information on IPIC visit www.ipic.ae.
About China Petroleum Engineering and Construction Corporation
China Petroleum Engineering & Construction (Group) Corporation (CPECC), with more than 50 years’ history and starting overseas business in 1980, is a large-scale state-owned enterprise specialized in contracting international petroleum and petrochemical projects, and has been the largest and leading subsidiary of China National Petroleum Corporation (CNPC) in the field of international oil/gas engineering and construction. For more information on CPECC visit www.cpecc.com.
About Flowserve Corp.
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.
FLOWSERVE SAFE HARBOR STATEMENT: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.
The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products requiring sophisticated program management skills and technical expertise for completion; the substantial dependence of our sales on the success of the petroleum, chemical, power and water industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global petroleum producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; risks associated with certain of our foreign subsidiaries conducting business operations and sales in certain countries that have been identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits, and tax liabilities that could result from audits of our tax returns by regulatory authorities in various tax jurisdictions; the potential adverse impact of an impairment in the carrying value of goodwill or other intangibles; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.
All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.
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